UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: July 18, 2005

                                EATON CORPORATION
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Ohio                        1-1396                  34-0196300
   ----------------              ------------             ---------------
   (State or other               (Commission              (I.R.S. Employer
   jurisdiction of               File Number)             Identification No.)
    incorporation)

            Eaton Center
          Cleveland, Ohio                                   44114
   -----------------------------------------           ----------------
    (Address of principal executive offices)              (Zip Code)

                                 (216) 523-5000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------
Item 2.02 Results of Operations and Financial Condition

On July 18, 2005, Eaton Corporation issued a press release announcing financial results for the quarter ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------
Item 9.01 Financial Statements and Exhibits

(c)  Exhibits:

99   Press release for second quarter 2005, furnished herewith.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Eaton Corporation

                                          /s/ R.H. Fearon
Date: July 18, 2005                      -----------------------------------
                                          R.H. Fearon
                                          Executive Vice President -
                                          Chief Financial and Planning Officer